Advanced Series Trust

The Prudential Series Fund

Supplement dated August 1, 2011 to
Statement of Additional Information dated May 1, 2011

The following information is added to the description of “Board Committees” under “Information About Trustees and Officers” in Part I of the Statement of Additional Information (SAI).

The Board of Trustees (the Board) has established a fourth standing committee in connection with the governance of the Fund in addition to the Audit, Compliance and Governance Committees. Information on the new committee is set forth below.

Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of Prudential Investments LLC (PI) and others; considering presentations from subadvisers, the investment managers, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios.

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